Loss on Sale and Write down of Vessels (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Net Income (Loss) from Discontinued Operations

The following table summarizes the net income (loss) from discontinued operations for the periods presented in the consolidated statements of income (loss):

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2012	2011	2010
	$	$	$
REVENUES	38,057	75,560	59,883

OPERATING EXPENSES
Voyage expenses	10,573	19,075	11,593
Vessel operating expenses	6,556	12,212	13,315
Depreciation and amortization	1,248	11,227	15,480
General and administrative	1,954	2,023	2,022
Write down of vessels	1,693	54,069	—
Loss on sale of vessels	5,982	—	—

Total operating expenses	28,006	98,606	42,410

Income from vessel operations	10,051	(23,046)	17,473

OTHER ITEMS
Interest expense	(531)	(681)	(835)
Foreign currency exchange loss	—	—	(30)
Other income - net	30	(76)	—

Total other items	(501)	(757)	(865)

Net income (loss) from discontinued operations	9,550	(23,803)	16,608